SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



            Date of report (Date of
            earliest event reported)                            January 26, 2000


                                 TV FILME, INC.
             (Exact Name of Registrant as Specified in its Charter)


  Delaware                       0-28670                         98-0160214
  (State or Other                (Commission                   (IRS Employer
  Jurisdiction                   File Number)                Identification No.)
  of Incorporation)




                c/o ITSA-Intercontinental Telecomunicacoes Ltda.
                               SCS, Quadra 07-Bl.A
                          Ed. Executive Tower, Sala 601
                             70.300-911 Brasilia-DF
                                     Brazil
          (Address of Principal Executive Offices, Including Zip Code)

     Registrant's telephone number, including area code: 011-55-61-314-9908



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ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          (a) On January 26, 2000, TV Filme, Inc. (the "Company") announced that it had filed that morning a voluntary petition under chapter 11 of the United States Bankruptcy Code, together with a pre-negotiated Plan of Reorganization and the Disclosure Statement relating to such Plan, with the U.S. Bankruptcy Court for the District of Delaware. The Company continues to operate and manage its affairs as debtor in possession. A hearing for court approval of the Disclosure Statement is expected to be set for late February, 2000. Following approval of the adequacy of the Disclosure Statement, ballots respecting the Plan will be circulated to those parties entitled to vote on the Plan, and a hearing to confirm the Plan will be scheduled. Holders of more than 65% of the aggregate principal amount of TV Filme's outstanding 12-7/8% senior notes due 2004 (the "Senior Notes") have agreed to support and vote in favor of the restructuring.

          The Company's restructuring represents a consensual arrangement, pursuant to a Restructuring Agreement, dated January 24, 2000, with holders of more than 65% of the Company's outstanding Senior Notes. The restructuring principally provides that the senior noteholders will receive a $25 million cash payment and their existing notes will be converted into (i) New Senior Secured Notes in the aggregate principal amount of at least $35 million, subject to adjustment, with a five year maturity and interest of 12% per annum (interest payable-in-kind at the option of the reorganized company through the first 24 months), and (ii) 80% of the new common equity of the reorganized company. Current management will receive 15% of the new common equity, and existing common stockholders of TV Filme, Inc. will receive 5% of the new common equity of the reorganized company in exchange for their current stake. The Plan provides that the reorganized company will be a newly-formed Cayman Islands holding company, and that the New Senior Secured Notes will be issued by ITSA - Intercontinental Telecomunicacoes Ltda., an existing Brazilian subsidiary of TV Filme.

          A copy of the Company's press release, dated January 26, 2000, is attached hereto as Exhibit 99.

          (b) Not Applicable.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) Financial Statements of Businesses Acquired.

                         Not Applicable.

          (b) Pro Forma Financial Information.

                         Not Applicable.

          (c) Exhibits.

                  The following exhibit is filed with this Report.

EXHIBIT NO.                DESCRIPTION

99                         Press Release of the Company, dated January 26, 2000.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 TV FILME, INC.



Date: February 9, 2000           By:  ___________________________________
                                       Name: Hermano Studart Lins de Albuquerque
                                       Title:   Chief Executive Officer




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                                  EXHIBIT LIST

EXHIBIT NO.                DESCRIPTION

99                         Press Release of the Company, dated January 26, 2000.










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